SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

SYNQUEST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

July 9, 2002

Dear Shareholder:

      You are cordially invited to attend a special meeting of the shareholders of SynQuest, Inc. to be held on Monday, July 29, 2002, at 3500 Parkway Lane, Suite 555, Norcross, Georgia 30092. The meeting will begin promptly at 9:00 a.m., local time.

      At the special meeting, you will be asked to consider and vote on the adoption and approval of a proposal to amend our third amended and restated articles of incorporation. The amendment provides for a one-for-ten reverse stock split of the issued and outstanding shares of our common stock.

      The purpose of the reverse stock split is to attempt to comply with The Nasdaq Smallcap Market’s $1.00 minimum bid requirement for continued listing of our common stock on The Nasdaq Smallcap Market. Complete details of the business to be considered at the meeting are listed in the following Notice of Special Meeting and are more fully addressed in the Proxy Statement provided herewith.

      Our board of directors has determined that the proposal to be considered at the special meeting is in the best interest of our shareholders. For the reasons discussed in this proxy statement, our board of directors recommends a vote “FOR” the proposal.

      Please review the enclosed materials carefully. Whether or not you plan to attend the meeting, please date, sign, and return your proxy card in the enclosed envelope at your convenience to assure that your shares will be represented and voted at the special meeting. If you attend the special meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

      Your vote is very important, and on behalf of your Board of Directors, thank you for your continued support and interest in SynQuest, Inc.

Sincerely,

Joseph Trino
Chairman and Chief Executive
Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 29, 2002
ABOUT THE MEETING
PROPOSAL TO APPROVE THE AMENDMENT TO OUR THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK
COMMON STOCK OWNERSHIP BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS
OTHER MATTERS
APPENDIX A

SYNQUEST, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 29, 2002

To the Shareholders:

      A special meeting of the shareholders of SynQuest, Inc. will be held at 9:00 a.m., local time, on Monday, July 29, 2002, at 3500 Parkway Lane, Suite 555, Norcross, Georgia 30092, for the following purposes:

(1) to consider and vote on the adoption and approval of an amendment to our third amended and restated articles of incorporation, which provides for a one-for-ten reverse stock split of the issued and outstanding shares of our common stock; and

(2) to transact such other business as may properly come before the meeting or any adjournment thereof.

      Only the holders of record of common stock of SynQuest, Inc. at the close of business on June 18, 2002 are entitled to notice of and to vote at the special meeting and any adjournment thereof. A list of shareholders as of the close of business on June 18, 2002 will be available at the special meeting for examination by any shareholder, his or her agent, or his or her attorney.

      Your attention is directed to the Proxy Statement provided with this Notice.

By Order of the Board of Directors,

John Bartels

Executive Vice President, Finance and
Administration and Secretary

Norcross, Georgia

July 9, 2002

      WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

SYNQUEST, INC.

3500 Parkway Lane, Suite 555
Norcross, Georgia 30092

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 29, 2002

      Our board of directors is soliciting your proxy for the special meeting of shareholders to be held on Monday, July 29, 2002, at 3500 Parkway Lane, Suite 555, Norcross, Georgia 30092, beginning promptly at 9:00 a.m. local time. It is anticipated that this proxy statement and the accompanying proxy card will first be mailed to holders of our common stock on or about July 9, 2002.

ABOUT THE MEETING

Why am I receiving this proxy statement and proxy card?

      You are receiving a proxy statement and proxy card because you own shares of common stock of SynQuest, Inc. This proxy statement describes an issue on which we would like you, as a shareholder, to vote. It also gives you information on this issue so that you can make an informed decision.

      When you sign the proxy card, you appoint Joseph Trino and John Bartels as your representatives at the special meeting. Mr. Trino and Mr. Bartels will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

      We do not know of any other issues that will be considered. However, if an issue comes up for vote at the meeting that is not on the proxy card, Mr. Trino and Mr. Bartels will vote your shares, under your proxy, in accordance with their best judgment.

What am I voting on?

      You are being asked to vote on the adoption and approval of an amendment to our third amended and restated articles of incorporation to effect a one-for-ten reverse stock split of our common stock. Each of these changes is further described below and the form of actual amendment is contained in Appendix A to this proxy statement.

Who is entitled to vote?

      Shareholders as of the close of business on June 18, 2002 are entitled to vote. This date is referred to as the “record date.” Generally, each share of common stock is entitled to one vote on each matter considered at the meeting.

How many shares can be voted?

      As of the record date, 29,468,674 shares of common stock were issued, outstanding, and entitled to vote at the special meeting.

How many votes do you need to hold the meeting?

      A majority of our outstanding shares as of the record date, equal to 14,734,338 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum. Broker non-votes (meaning proxies submitted by brokers as holders of record on behalf of their customers that do not indicate how to vote on the proposal) are also considered part of the quorum.

How many votes are required to approve the proposal?

      The proposal to amend our third amended and restated articles of incorporation will be deemed approved by the shareholders if a majority of the votes entitled to be cast on the amendment vote “FOR” the proposal.

      Broker non-votes (as defined above) and abstentions are not counted in the tally of votes FOR or AGAINST the proposal and will have the same effect as votes AGAINST the proposal. A WITHHELD vote is the same effect as an abstention.

What if I return my proxy card but do not provide voting instructions?

      If you sign and return your proxy, but do not include instructions, your proxy will be voted “FOR” the proposal to amend our third amended and restated articles of incorporation.

What does it mean if I receive more than one proxy card?

      It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted. You may wish to consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address for better customer service.

What if I change my mind after I return my proxy?

      You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	sending written notice to our Corporate Secretary at 3500 Parkway Lane, Suite 555, Norcross, Georgia 30092;

•	signing another proxy with a later date; or

•	voting again at the meeting.

Will my shares be voted if I do not sign and return my proxy card?

      If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain “routine” matters, such as the election of directors. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted. When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

      A brokerage firm cannot vote customers’ shares on non-routine matters. The proposal to amend our third amended and restated articles of incorporation is a non-routine matter. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will NOT be voted on the proposed amendment and will NOT be counted in determining the number of shares necessary for approval. If your broker submits your proxy without your vote (i.e., a broker non-vote), your shares will, however, be counted in determining whether there is a quorum.

Who will count the votes?

      Our board of directors has selected John Bartels to be the inspector of elections for our special meeting. Mr. Bartels will ascertain the number of shares outstanding and voting power of the shares, determine the shares represented at the meeting, determine the validity of proxies and the ballots, count all votes and determine the results of voting. Mr. Bartels will deliver a written report after the meeting.

What happens if the special meeting is postponed or adjourned?

      If the special meeting is postponed or adjourned for any reason, including to permit the further solicitation of proxies, at any subsequent reconvening of the meeting all proxies will be voted in the same manner as they would have been voted at the original special meeting. However, as described above, you may revoke your proxy and change your vote at any time before the reconvened meeting.

How do I vote?

      You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted “FOR” the proposal to amend the third amended and restated articles of incorporation to effect a one-for-ten reverse stock split of our common stock.

      You may vote in person at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in “street name” (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.

Is my vote confidential?

      Yes. Only the inspector of elections and certain other SynQuest employees will have access to your card. The inspector of elections will tabulate and certify the vote. All comments will remain confidential, unless you ask that your name be disclosed.

Where do I find the voting results of the meeting?

      We will announce preliminary voting results at the meeting and will publish the final results in our annual report on Form 10-K for the fiscal year ending June 30, 2002. The report will be filed with the Securities and Exchange Commission (the “SEC”), and you can get a copy by contacting our Investor Relations Department at (770) 325-2000, by contacting the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the SEC’s EDGAR system at www.sec.gov.

PROPOSAL TO APPROVE THE

AMENDMENT TO OUR THIRD AMENDED AND RESTATED ARTICLES OF
INCORPORATION TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT OF OUR
ISSUED AND OUTSTANDING COMMON STOCK

Introduction

      Our board of directors has approved the proposal to amend our third amended and restated articles of incorporation to effect a one-for-ten reverse stock split of our common stock. We are now submitting the proposal to you, the shareholders, for approval. The proposed reverse stock split will take effect, if at all, after it is approved by our shareholders and after we file Articles of Amendment with the Secretary of State of the State of Georgia.

      We expect that, if the proposal is approved by our shareholders, the Articles of Amendment will be filed promptly after the special meeting. However, our board of directors may elect not to file, or to delay the filing of, the Articles of Amendment if they determine that filing the Articles of Amendment would not be in the best interest of our shareholders. Factors leading to such a determination could include any possible effect on our Nasdaq listing or future securities offerings.

Purpose of the Reverse Stock Split

      We received a determination letter from Nasdaq dated February 14, 2002, stating that we failed to meet the minimum $1.00 per share requirement for continued inclusion on The Nasdaq National Market under Marketplace Rule 4450(a)(5). Accordingly, we had 90 calendar days, or until May 15, 2002, to (i) regain compliance by having our stock price close at or above $1.00 per share for a minimum of ten consecutive trading days, (ii) apply for a listing transfer to The Nasdaq Smallcap Market which would postpone delisting proceedings while Nasdaq evaluated our transfer application, or (iii) receive written notice from Nasdaq that our stock would be delisted. We elected to apply to transfer our listing from The Nasdaq National Market to The Nasdaq Smallcap Market. This transfer was approved on June 18, 2002. Accordingly, we will now have until August 13, 2002 to regain compliance with the minimum $1.00 per share requirement for continued inclusion. If we fail to meet this requirement in the time period required (or otherwise fail to meet any other continued listing requirement and fail to regain compliance within the time period required), our stock will be subject to delisting. There can be no assurances that we will regain compliance with the requirements for continued inclusion or that our stock will continue to be listed on The Nasdaq Smallcap Market.

      If our stock is delisted from Nasdaq, trading of our stock, if any, would have to be conducted in the non-Nasdaq over-the-counter market (also known as the Pink Sheets market). In such an event, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of our stock. In addition, if our common stock were to become delisted from trading on the Nasdaq market and the trading price were to remain below $5.00 per share, trading in our common stock may also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a “penny stock” (generally, any equity security not listed on a national securities exchange or quoted on Nasdaq that has a market price of less than $5.00 per share, subject to certain exceptions). Many brokerage firms are reluctant to recommend low-priced stocks to their clients. Moreover, various regulations and policies restrict the ability of shareholders to borrow against or “margin” low-priced stocks and declines in the stock price below certain levels may trigger unexpected margin calls. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the common stock can result in an individual shareholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. This factor may also limit the willingness of institutions to purchase our common stock. Finally, the additional burdens imposed upon broker-dealers by these requirements could discourage broker-dealers from facilitating trades in our common stock, which could severely limit the market liquidity of the stock and the ability of investors to trade our common stock. We believe that, if the reverse stock split is approved, there is a greater likelihood that the minimum bid price of our common stock will be maintained at a level over $1.00 per share.

      Even though a reverse stock split, by itself, does not impact a company’s assets or prospects because we cannot predict the market’s reaction, a reverse stock split could result in a decrease in our aggregate market capitalization. There can be no assurance, however, that approval of the reverse stock split will succeed in raising the bid price of our common stock above $1.00 per share, or that a bid price of $1.00, if achieved, would be maintained, or that even if the Nasdaq’s minimum bid price requirements were satisfied, our common stock would not be delisted by the Nasdaq for other reasons.

      Our common stock is currently registered under Section 12(g) of the Exchange Act of 1934, as amended, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act.

      The reverse stock split will not affect the number of authorized shares. Accordingly, the reverse stock split will have the effect of creating additional authorized and unreserved shares of our common stock. The increase in the authorized but unissued shares of common stock also may have the effect of discouraging an attempt by another person or entity, through acquisition of a substantial number of shares of common stock, to acquire control of us with a view to effecting a merger, sale of assets or similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. The authorized but unissued common stock could be issued to a holder who would then have sufficient voting power to assure that any business combination or any amendment to our amended and restated articles of incorporation would not receive the shareholder vote required for approval. Our board of directors has no current plans to issue any shares of common stock for any of these purposes and does not intend to issue any stock except on terms or for reasons which they deem to be in our best interests.

      The reverse stock split may result in some shareholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other transaction costs in odd-lots are generally somewhat higher than the cost of transactions in “round-lots” of even multiples of 100 shares.

      As a result of the reverse stock split, the approximately 29,468,674 shares of common stock outstanding on the record date will become approximately 2,946,867 shares of common stock, and any other shares issued prior to the effectiveness of this proposal will be similarly adjusted. In addition, if the proposed amendment becomes effective, each option and warrant to purchase common stock and any other convertible security outstanding on the effective date will be adjusted so that the number of shares of common stock issuable upon their exercise shall be divided by ten (and corresponding adjustments will be made to the number of shares vested under each outstanding option) and the exercise price of each option and warrant shall be multiplied by ten. The number of shares of common stock reserved under our stock option plans and for issuance pursuant to warrants to purchase our common stock and the number of shares of common stock subject to those options and warrants will be similarly adjusted. If the reverse stock split and the adjustments to the options and warrants described above result in any fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares of common stock reserved for issuance under the plans and warrants and the number of shares of common stock subject to any such options and warrants will be the next lower number of shares of common stock, rounding all fractions downward.

      For the above reasons, we believe that the reverse stock split is in our best interests and in the best interests of our shareholders. There can be no guarantee, however, that the market price of our common stock after the reverse stock split will be equal to the market price before the reverse stock split multiplied by the split number, or that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

Exchange of Stock Certificates

      If you approve the proposed reverse stock split, we will instruct our transfer agent to begin implementing the exchange of certificates representing outstanding common stock. As soon as practicable after the effectiveness of the proposed amendment, holders of our common stock will be notified and requested to surrender their certificates representing shares of common stock to the transfer agent in exchange for certificates representing post-reverse split common stock. Beginning on the date the proposed amendment becomes effective, each certificate representing shares of our common stock will be deemed for all corporate purposes to evidence ownership of as many shares of post-reverse split common stock after applying the split factor and otherwise making adjustments for fractional shares described below.

      You will not be required to pay a transfer or other fee in connection with the exchange of your certificates. If the proposed reverse stock split is approved, we will promptly send a letter of transmittal including instructions for the exchange of your certificates. If you have not received your letter of transmittal within thirty days of the effective date of the reverse stock split, please contact your broker. You should not submit your share certificates for exchange until requested to do so.

Fractional Shares

      No fractional shares of common stock will be issued as a result of the reverse stock split. In lieu of receiving fractional shares, you will be entitled to receive from us a cash payment in U.S. dollars equal to such fraction multiplied by the closing price of the common stock as reported on The Nasdaq Smallcap Market on the effective date of the amendment.

Federal Income Tax Consequences of the Reverse Stock Split

      The following is a summary of the material federal income tax consequences of the reverse stock split to you.

      The reverse stock split will not be taxable to you, except for any cash you receive in lieu of a fractional share of post-reverse split common stock. Consequently, the holding period of your shares of post-reverse split common stock will include your holding period for the shares of common stock exchanged, assuming that you held these shares as a capital asset at the effective time. In addition, your aggregate basis of the shares of post-reverse split common stock (including any fractional share interest deemed to have been received, as described below) will be the same as your aggregate basis of the shares of common stock exchanged.

      Cash that you receive in lieu of a fractional share will be treated as if the fractional share had been issued to you and then redeemed for the cash. Accordingly, if you receive cash you generally will recognize taxable gain or loss equal to any difference between the amount of cash received and your basis in the fractional share. That basis will be an allocable portion of the aggregate basis of the post-reverse split common stock described above.

      YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICATION OF ANY STATE, LOCAL OR FOREIGN TAX LAW.

Dissenters’ Rights

      Under Georgia law, you are not entitled to dissenters’ rights of appraisal with respect to the reverse stock split since we currently have more than 2,000 shareholders of record.

COMMON STOCK OWNERSHIP BY MANAGEMENT

AND PRINCIPAL SHAREHOLDERS

Beneficial Ownership of Common Stock

      The following table sets forth the beneficial ownership of shares of our common stock as of June 10, 2002 for:

•	members of our board of directors;

•	our chief executive officer and each of our four most highly compensated executive officers for our 2001 fiscal year (collectively, the “Named Executive Officers”);

•	our directors and executive officers as a group; and

•	each person who is a shareholder holding more than a 5% interest in our common stock.

      The number of shares used in calculating the percentage of shares beneficially owned by each person is based on an aggregate of 29,468,674 shares of common stock issued and outstanding as of June 10, 2002, without giving effect to the proposed one-for-ten reverse stock split. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. This table is based upon information supplied by executive officers, directors and principal shareholders, and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated, the business address of each person listed is: c/o SynQuest, Inc., 3500 Parkway Lane, Suite 555, Norcross, Georgia 30092.

		Options
		Exercisable		Percentage of
	Common	Within		Outstanding
Name	Stock	60 Days	Total	Shares

Directors and Executive Officers:
Joseph Trino(1)	25,000	1,083,123	1,108,123	3.6%
Timothy Harvey	6,243	350,399	356,642	1.2%
John Bartels	400,274	38,333	438,607	1.5%
Chris Jones	200	139,999	140,199	*
Fred Brown	—	141,333	141,333	*
Henry Kressel(2)(3)(4)	15,042,102	10,000	15,052,102	51.1%
Joseph Landy(2)(3)(4)	15,042,102	10,000	15,052,102	51.1%
Thomas Madison	—	10,000	10,000	*
Peter Tarrant	6,000	10,000	16,000	*
James Tietjen	1,000	10,000	11,000	*
All executive officers and directors as a group (13 persons)	15,480,819	1,966,839	17,447,658	55.5%
Other Five Percent Shareholders:
Warburg, Pincus Investors, L.P. Ltd.(2)(3)	15,042,102	—	15,042,102	51.0%

*	Less than 1.0%.

(1)	Mr. Trino has pledged the shares issuable upon the exercise of the first 300,000 of his options to Warburg, Pincus Investors pursuant to a stock pledge agreement dated June 19, 1998 as collateral for a promissory note dated June 19, 1998 in the amount of $138,750 held by Warburg, Pincus Investors.

(2)	The stockholder is Warburg, Pincus Investors, L.P. Warburg, Pincus & Co. is the sole general partner of Warburg, Pincus Investors. Warburg, Pincus Investors is managed by E.M. Warburg, Pincus & Co., LLC. Lionel I. Pincus is the managing partner of Warburg, Pincus & Co. and the managing member of E.M. Warburg, Pincus & Co., LLC and may be deemed to control both entities. The address of the Warburg, Pincus entities is 466 Lexington Avenue, New York, New York 10017.

(3)	Messrs. Kressel and Landy are general partners of Warburg, Pincus & Co. and managing directors and members of E.M. Warburg, Pincus & Co., LLC. All shares indicated as owned by Messrs. Landy and Kressel are included because of their affiliation with the Warburg, Pincus entities. Messrs. Landy and Kressel disclaim beneficial ownership of all shares owned by the Warburg, Pincus entities.

(4)	Messrs. Kressel and Landy claim the beneficial ownership of the options exercisable within 60 days granted to them for their service on the board of directors.

OTHER MATTERS

Shareholder Proposals

      Any shareholder proposals intended to be presented at our 2002 Annual Meeting of Shareholders and eligible for inclusion in the Proxy Statement and form of proxy to be distributed by the board of directors in connection with such meeting must have been submitted to us in writing on or before May 11, 2002. Any shareholder proposals intended to be presented from the floor at our 2002 Annual Meeting of Shareholders must be submitted to us in writing on or before July 26, 2002 or the persons appointed as proxies may exercise their discretionary voting authority with respect to the shareholder proposal.

Other Matters

      The board of directors knows of no other matters to be brought before the special meeting. However, if any other matters arise, however, your signed proxy card gives authority to Joseph Trino and John Bartels to vote on those matters at their discretion. If you decide to attend the special meeting, you may revoke your proxy at any time before it is voted.

Expenses of Solicitation

      The cost of solicitation of proxies will be borne by SynQuest. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, telegraph or mail by one or more of our employees. We also will reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of our common stock.

By Order of the Board of Directors,

John Bartels
Secretary

Norcross, Georgia

July 9, 2002

APPENDIX A

ARTICLES OF AMENDMENT OF

THIRD AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
SYNQUEST, INC.

      SynQuest, Inc., a corporation organized and existing under the laws of the State of Georgia (the “Corporation”), hereby certifies as follows:

1. The name of the corporation is SynQuest, Inc.

2. The Corporation’s Third Amended and Restated Articles of Incorporation are amended by inserting the following paragraph at the beginning of Article V of such Third Amended and Restated Articles of Incorporation:

“Effective at 5:00 p.m. on the date of filing of these Articles of Amendment with the Secretary of State of the State of Georgia setting forth this amendment (the ‘Effective Date’), each ten (10) shares of authorized Common Stock issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Date shall automatically be reclassified and changed into one (1) validly issued, fully paid and nonassessable share of Common Stock, $0.01 par value per share (a ‘New Share’). Each holder of record of shares of Common Stock so reclassified and changed shall on the Effective Date automatically become the record owner of the number of the New Shares as shall result from such reclassified and changed shares of Common Stock. Each such record holder shall be entitled to receive, upon the surrender of the certificate or certificates representing the shares of Common Stock so reclassified and changed at the office of the transfer agent of the Corporation in such form and accompanied by such documents, if any, as may be prescribed by the transfer agent of the Corporation, a new certificate or certificates representing the number of New Shares of which he or she is the record owner after giving effect to the provisions of this Section 2 of these Articles of Amendment. The Corporation shall not issue fractional New Shares. Shareholders entitled to receive fractional New Shares shall receive cash in lieu of any fractional New Shares at a price per share equal to the product of (a) the number of shares of the Common Stock held by such holder immediately prior to the Effective Date which have not been classified into a whole New Share, multiplied by (b) the closing price of the Common Stock as reported on The Nasdaq Smallcap Market on the Effective Date. All references elsewhere in the Third Amended and Restated Articles of Incorporation to the ‘Common Stock’ shall, after the Effective Date, refer to the ‘New Common Stock.”’

3. These Articles of Amendment were adopted by the Corporation on June 4, 2002.

4. On July , 2002, the shareholders of the Corporation duly approved these Articles of Amendment in accordance with the provisions of Section 14-2-1003 of the GBCC.

SynQuest, Inc.

By:

Name:

Title:

PROXY

SYNQUEST, INC.

3500 Parkway Lane
Suite 555
Norcross, Georgia 30092

SPECIAL MEETING OF SHAREHOLDERS ON JULY 29, 2002

     The undersigned hereby appoints JOSEPH TRINO and JOHN BARTELS and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of SynQuest, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on July 29, 2002, at 9:00 a.m., local time, at the Company’s offices at 3500 Parkway Lane, Suite 555, Norcross, Georgia, 30092, and at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting of Shareholders, receipt of which is thereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on matters described as may properly come before the meeting or any adjournment thereof.

1.	To consider and vote on the adoption and approval of an amendment to our third amended and restated articles of incorporation, which provides for a one-for-ten reverse stock split of the issued and outstanding shares of our common stock.

☐    FOR                ☐ AGAINST                ☐ ABSTAIN

2.	In the discretion of the proxies, on any other matter that may properly come before the meeting or adjournment thereof.

(Continued, and to be dated and signed, on the other side)

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE PROPOSAL.

Date:	, 2002

(sign on this line)

(print your name and other required information on this line)
Please sign and print your name. Where there is more than one owner, each should sign. When signing in a fiduciary or representative capacity, please give your full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer. If this proxy is submitted by a partnership, it should be executed in the full partnership name by a duly authorized person.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR FAX BOTH SIDES OF THIS PROXY TO (770) 325-2949 — ATTENTION: CORPORATE SECRETARY WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU RETURN YOUR COMPLETED PROXY CARD BY FACSIMILE, PLEASE MAIL THE ORIGINAL IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.